EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of VSI Liquidation Corp. (the "Company") on Form 10-Q for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Ed Strickland, the President and Chief Executive Officer of the Company, and Donald
P. Carson, the Acting Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





/s/ Ed Strickland                             /s/ Donald P. Carson
----------------------------------            ----------------------------------
ED STRICKLAND                                 DONALD P. CARSON
President and                                 Acting Financial Officer
Chief Executive Officer                       February 11, 2004
February 11, 2004